Contact:
At the Company:                              At the Financial Relations Board:
401-233-0333                                 212-661-8030
Philip B. Barr, Jr.                          Analyst Information:  John McNamara
Chief Financial Officer                      Media Information:    Alan Goldsand
Investor Relations                           General Information:  Jeff Bogart

FOR IMMEDIATE RELEASE
October 12, 1998


             BACOU REPORTS THIRD-QUARTER AND NINE MONTH 1998 RESULTS

        Q3 Earnings -- Up 24.1% to $6.7 Million From Q3 '97 $5.4 Million

              Q3 Earnings per share - Up 22.6% to $0.38 from $0.31

   Nine Month YTD Earnings Up 31.8% to $20.3 Million From $15.4 Million in `97

      Nine Month YTD Earnings per share Up 29.2% to $1.15 From $0.89 in `97

                       [All prior to non-recurring items]


SMITHFIELD, R.I., October 12, 1998 -- Bacou USA, Inc. (NYSE: BAU), a leading manufacturer of personal protective equipment, today reported earnings for the third quarter ended September 30, 1998.

     Bacou's net income for the third quarter of 1998 increased to $6.7 million from $2.5 million for the third quarter of 1997--up 172%. Excluding non-recurring charges (none in the 1998 period and $2.9 million in 1997 relating to the acquisition of the company's Biosystems business unit), net income growth was 24.1% from $5.4 million in the 1997 quarter to $6.7 million in the 1998 quarter.

     As for net income per basic and diluted share, Bacou reported $0.38 for the third quarter of 1998, up 171% from $0.14 for the third quarter of 1997. Excluding non-recurring charges (none in the 1998 period and $0.17 per share in 1997 relating to the acquisition of the company's Biosystems business unit), Bacou's net income for the third quarter of 1998 was $0.38 per basic and diluted share, up 22.6% from $0.31 per basic and diluted share for the third quarter of 1997.

     As previously announced, net sales for the third quarter of 1998 increased 59.2% to $56.9 million, compared with 1997 third-quarter net sales of $35.7 million. Net sales for the 1998 quarter include sales resulting from the acquired businesses of Howard Leight Industries and Biosystems for three full months, whereas the 1997 period did not include any sales resulting from these acquired businesses.

     "Again in the third quarter, our sales, profits and earnings per share have shown tremendous growth against last year," said Walter Stepan, Vice Chairman, President and Chief Executive Officer of Bacou USA. "Our strategy of selective acquisitions and internal growth has proven to be very successful. Business units acquired in 1997 and 1998 are adding to both net sales and net earnings, and we continue to have double digit year-to-date internal growth overall."

     Bacou's net income for the first nine months of 1998 increased to $13.9 million from $10.8 million for the nine-month period in 1997--up 28.7%. Excluding non-recurring charges in both periods, the company's net income grew to $20.3 million for the 1998 period from $15.4 million for the 1997 period--up 31.8%.

     As for net income per basic and diluted share, Bacou reported $0.79 for the nine months ended September 30, 1998, up 27.4% from $0.62 for the 1997 period. Excluding non-recurring charges for both periods, Bacou's net income for the 1998 period was $1.15 per basic and diluted share, up 29.2% from $0.89 per basic and diluted share for 1997.

     For the nine months ended September 30, 1998, net sales for Bacou USA were $165.3 million, up 75.0% from $94.4 million in 1997, as previously announced.

     "We have nine month year-to-date earnings per share of $1.15, and trailing twelve month earnings per share of $1.38, excluding non-recurring items," said Stepan. "We were really surprised to see that our shares closed at $15 on Friday, less than eleven times the trailing twelve months eps. I believe that our shares are the victim of sellers who have abandoned any considerations of value or fundamental analysis in their panicky retreat from the small capitalization stocks. We are the same company we were at our twelve month high of 25 3/8 on July 20, and remain optimistic about the prospects for Bacou USA because our business has a leadership position in a stable industry, has shown consistent growth with high levels of profitability, is well financed and has a strong management team which is successfully following a well defined business strategy."

     Bacou USA, Inc. designs, manufactures and sells leading brands of products that protect the sight, hearing and respiratory systems of workers, as well as related instrumentation including vision screeners, gas monitors and test equipment for self-contained breathing apparatus. The company's products, marketed under Uvex(R), Howard Leight(R), Survivair(R), Pro-Tech(R), Biosystems, Titmus(R), LaserVision and Lase-R Shield brand names, are sold principally to industrial safety distributors, fire fighting equipment distributors and optical laboratories. News and information about Bacou USA is available on the Worldwide Web at http://www.bacouusa.com.

              To receive additional information on Bacou USA, Inc., via fax, at no charge, dial 1-800-PRO-INFO and enter code BAU

                                       ###

Statements contained in this press release that are not historical facts are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities and Litigation Reform Act of 1995. In addition, words such as "believes", "anticipates", "expects" and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties, including but not limited to the timely development and acceptance of new products, the impact of competitive products and pricing, changing market conditions, the successful integration of acquisitions, continued availability and favorable pricing of raw materials, the ability of the company and its key vendors to successfully respond to year 2000 issues and the other risks detailed in the company's prospectus filed March 27, 1996 and from time to time in other filings. Actual results may differ materially from those projected. These forward-looking statements represent the company's judgment as of the date of this release. The company disclaims, however, any intent or obligation to update these forward-looking statements.

                            (Financial table follows)




                                           BACOU USA, INC. AND SUBSIDIARIES

Income Statement Data                                               Three Months Ended                   Nine Months Ended
(unaudited; in thousands, except per share data)                        September 30,                      September 30,
                                                                   1998             1997             1998               1997
                                                                   ----             ----             ----               ----

Net sales                                                          $56,899          $35,744          $165,278           $ 94,455
Cost of sales                                                       26,738           17,941            79,284             45,185
                                                                -------------    -------------    -------------     ---------------
     Gross profit                                                   30,161           17,803            85,994             49,270

Operating expenses:
     Selling                                                         9,273            5,418            26,683             15,359
     General and administrative                                      5,420            3,016            17,479              7,643
     Research and development                                        1,211              391             2,943                488
     Purchased in-process research and development                       0            2,421             7,118              3,721
     Amortization of intangibles                                     2,104            1,093             5,661              2,912
                                                                -------------    -------------    -------------     ---------------
     Total operating expenses                                       18,008           12,339            59,884             30,123

     Operating income                                               12,153            5,464            26,110             19,147

     Total other (income) expense                                    1,667               92             4,352               (481)
                                                                -------------    -------------    -------------     ---------------

     Income before taxes                                            10,486            5,372            21,758             19,628

Income taxes                                                         3,811            2,919             7,852              8,798
                                                                =============    =============    =============     ===============

Net income (1)                                                     $ 6,675          $ 2,453         $  13,906          $  10,830
                                                                =============    =============    =============     ===============


Earnings per share:(1)
         Basic                                                       $0.38            $0.14             $0.79              $0.62
         Diluted                                                     $0.38            $0.14             $0.79              $0.62
                                                                =============    =============    =============     ===============

Weighted average shares outstanding:
         Basic                                                      17,604           17,318            17,599             17,314
         Diluted                                                    17,788           17,353            17,722             17,329
                                                                =============    =============    =============     ===============


(1)The company completed acquisitions of Survivair, Inc., Biosystems, Inc., and Howard S. Leight & Associates, Inc. (d/b/a Howard Leight Industries) on May 29, 1997, September 30, 1997, and February 27, 1998, respectively. Excluding non-recurring items relating to these acquisitions and excluding a severance charge recorded in 1998 in connection with the June 1998 resignation of the president of the company's Howard Leight Industries subsidiary, net income and earnings per share would have been as follows:



                                                                 Three Months Ended                      Nine Months Ended
                                                                   September 30,                           September 30,
                                                                      1998             1997              1998               1997
                                                                      ----             ----              ----               ----
Net income                                                          $6,675           $5,351           $20,296            $15,367
Earnings per share (basic and diluted)                               $0.38            $0.31             $1.15              $0.89



                                          BACOU USA, INC. AND SUBSIDIARIES


Balance Sheet Data                                                             June 30,           December 31, 1997
(unaudited; in thousands)                                                        1998
                                                                           ------------------    --------------------

ASSETS

Current assets:
  Cash and cash equivalents                                                $                      $         1,277
                                                                                    1,338
  Trade accounts receivable, net                                                   28,376                  16,099
  Inventories                                                                      30,176                  23,449
  Prepaid expenses                                                                  5,199                   3,502
  Deferred income taxes                                                             2,050                   1,426
                                                                           ------------------    --------------------
    Total current assets                                                           67,139                  45,753
Property and equipment, net                                                        48,192                  35,880
Intangible assets, net                                                            174,293                  70,718
                                                                           ------------------    --------------------
    Total assets                                                           $      289,624         $       152,351
                                                                           ==================    ====================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Current installments of long-term debt                                  $       15,714         $            --
   Accounts payable                                                                 6,313                   5,523
   Accrued compensation and benefits                                                6,010                   2,939
   Other accrued expenses                                                           7,288                   1,752
   Income taxes payable                                                             1,273                   1,030
                                                                           ------------------    --------------------
     Total current liabilities                                                     36,598                  11,244
Long-term debt                                                                    103,657                      --
Deferred income taxes                                                               6,475                   6,051
Other liabilities                                                                   2,770                   2,704
                                                                           ------------------    --------------------
     Total liabilities                                                            149,500                  19,999
                                                                           ------------------    --------------------

Common stock subject to a put option                                                9,450                   9,450
                                                                           ------------------    --------------------
Stockholders' equity:
  Preferred stock, $.001 par value, 5,000,000 shares authorized, no shares issued and outstanding
  Common stock, $.001 par value, 25,000,000 shares authorized, 17,602,365 shares in 1998 and  17,590,714  shares in 1997  issued and  outstanding  (including shares subject to a
    put option)                                                                        17                      17
Additional paid-in capital                                                         63,129                  62,588
Retained earnings                                                                  67,528                  60,297
                                                                           ------------------    --------------------
    Total stockholders' equity                                                    130,674                 122,902
                                                                           ------------------    --------------------

    Total liabilities and stockholders' equity                             $      289,624         $       152,351
                                                                           ==================    ====================